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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - May 24, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



        DELAWARE                            0-9808               76-0582150
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                          500 DALLAS STREET, SUITE 700
                              HOUSTON, TEXAS 77002
                                 (713) 654-1414
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

     Plains All American Pipeline, L.P. (the "Partnership") entered into an underwriting agreement with Goldman, Sachs & Co., on May 24, 2001 in connection with the sale by the Partnership of up to 3,750,000 common units of the Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     1.1 Underwriting Agreement dated May 24, 2001 by and among Plains All American Inc., Plains All American Pipeline, L.P., Plains Marketing, L.P., All American Pipeline, L.P., PAAI LLC and Goldman, Sachs & Co.

     99.1      Plains All American Pipeline, L.P. press release dated May 24,
               2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLAINS ALL AMERICAN PIPELINE, L.P.

                                       By:  Plains All American Inc.,
                                            its general partner


                                           /s/  Tim Moore
Date:  May 24, 2001                    By:_________________________________
                                       Name:  Tim Moore
                                       Title:  Vice President
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                               INDEX TO EXHIBITS

1.1   Underwriting Agreement dated May 24, 2001.

99.1  Plains All American Pipeline, L.P. press release dated May 24, 2001.